UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2020

PURADYN FILTER TECHNOLOGIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-11991	14-1708544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2017 High Ridge Road, Boynton Beach, FL  33426

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (561) 547-9499 not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common	PFTI	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Current Report is hereby incorporated by reference into Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 6, 2020 Puradyn Filter Technologies Incorporated (the “Company”) obtained an unsecured $188,542.00 loan (the “PPP Loan”) through Bank of America N.A. under the Paycheck Protection Program (the “PPP”) pursuant to the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) which is administered by the United States Small Business Administration. In accordance with the requirements of the CARES Act, the Company will use proceeds from the PPP Loan primarily for payroll costs.

The PPP Loan is scheduled to mature two years from the date of issuance (the “Maturity Date”) and has a 1% interest rate. Commencing on the date which is two years following the date of the loan and continuing on the same day of each following month, the Company must pay principal and interest payments which will fully amortize all principal and interest (including accrued interest prior to the initial payment date) by the Maturity Date. The promissory note evidencing the PPP Loan contains customary events of default relating to, among other things, payment defaults and provisions of the promissory note.

Under the terms of the CARES Act, PPP Loan recipients can apply for and be granted forgiveness for all or a portion of loans granted under the PPP. Such forgiveness will be determined, subject to limitations, based on the use of loan proceeds for payroll costs and mortgage interest, rent and utility costs. No assurance is provided that the Company will apply for and obtain forgiveness of the PPP Loan in whole or in part.

Item 8.01	Other Events.

The Company will be relying on the Securities and Exchange Commission’s (the “SEC”) Order under Section 36 of the Securities Exchange Act of 1934 Granting Exemptions From Specified Provisions of the Exchange Act and Certain Rules Thereunder dated March 25, 2020 (Release No. 34-88465) (the “Order”) to delay the filing of its Quarterly Report on Form 10-Q for the period ended March 31, 2020 (the “First Quarter 2020 10-Q”) due to the continuing impact of the Covid-19 pandemic on its business and operations. In particular, Covid-19 pandemic has caused continuing disruptions in the ability of the Company’s limited staff to complete the work required to prepare the financial statements and other disclosure required to be contained in the First Quarter 2020 10-Q.  Notwithstanding the foregoing, the Company expects to file the First Quarter 2020 10-Q no later than June 29, 2020 (which is 45 days from the First Quarter 2020 10-Q original filing deadline of May 15, 2020).

In light of the continuing impact of the Covid-19 pandemic on the Company’s business and operations, the Company will be including the following Risk Factor in its First Quarter 2020 10-Q which updates the Risk Factor included in its Annual Report on Form 10-K for the year ended December 31, 2019 as filed with the SEC on April 15, 2020, as may be updated to reflect subsequent events impacting the Company:

WE EXPECT THE IMPACT OF THE COVID-19 PANDEMIC ON OUR COMPANY TO MATERIALLY IMPACT OUR RESULTS OF OPERATIONS IN 2020.

We have been materially and adversely impacted by the disruptions in our business as a result of the Covid-19 pandemic.  Our company is located in Palm Beach County, Florida which is subject to a “stay at home” order.  While effective May 11, 2020 Palm Beach County effectuated “phase one” of the country’s reopening plan, we continue limited operations as a non-consumer facing company that can fulfill orders and shipments with a minimal staff that can maintain social distancing, and our production and shipments remain at approximately 1 day per week.

•

As described elsewhere herein, we are materially dependent on revenues from a limited number of customers. Even before the “stay at home” order was issued, we were experiencing a significant decline in orders from our customers because of disruptions in our customers’ businesses as a result of the Covid-19 pandemic. In addition, as a result of our historic concentration on sales to customers in the oil and gas industry, the decline in oil prices has had a materially adverse impact our sales beginning with the first quarter of 2020 and continuing through the second quarter of 2020. During the first quarter of 2020 we experienced a slowdown from customer’s inquiries from other industries and we expect that trend to continue until such time as the full impact of the virus is known, travel restrictions are lifted and corporate capital expenditures are normalized;

•

We also expect delays in our supply chain, including delivery of raw materials and component products as companies throughout the country are affected by local quarantines and disruptions.

While the foregoing are some of the immediate impacts we are witnessing, this list is not exhaustive and we are unable to predict the overall impact on our company at this time. Our loss of revenues will materially impact our liquidity, and we do not know if we have sufficient access to working capital from historic sources to continue as a going concern. Our senior management will continue to monitor our situation on a daily basis. However, we expect that these factors and others we have yet to experience will materially adversely impact our company, its business and operations for the foreseeable future.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibits.

		Incorporated by Reference			Filed or Furnished Herewith
No.	Exhibit Description	Form	Date Filed	Number

10.1	Note between Puradyn Filter Technologies Incorporated and Bank of America N.A.				Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURADYN FILTER TECHNOLOGIES INCORPORATED

Date: May 12, 2020	By:	/s/ Edward S. Vittoria
Edward S. Vittoria, Chief Executive Officer

Exhibit Index

		Incorporated by Reference			Filed or Furnished Herewith
No.	Exhibit Description	Form	Date Filed	Number

10.1	Note between Puradyn Filter Technologies Incorporated and Bank of America N.A.				Filed